59WS018V



                       STATEMENT OF ADDITIONAL INFORMATION
                              BBH MONEY MARKET FUND

                   40 Water Street, Boston, Massachusetts 02109

                               October 26, 2001
                     (as supplemented on September 13, 2002)


     BBH Money Market Fund (the "Fund") is a separate diversified series of BBH Trust, organized as a Massachusetts business trust on June 7, 1983 (the "Trust") and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the BBH U.S. Money Market Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. There can be no assurance that the Fund's investment objective will be achieved.

     The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman is the investment adviser of the Portfolio (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 26, 2001, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.

                                Table of Contents

                                                                       Page

Investments
         Investment Objective and Policies  .  .  .  .  .                     3
         Investment Restrictions   .  .  .  .  .  .  .  .                     7
Management
         Trustees and Officers   .  .  .  .  .                                9
         Investment Adviser  .  .  .  .  .  .  .  .  .  .                     14
         Administrators.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .      15
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .                     17
         Shareholder Servicing Agent, Financial Intermediaries
         and Eligible Institutions .  .  .  .  .  .  .  .  .  .  .  .  .    . 18
         Custodian, Transfer and Dividend Disbursing Agent                    21
Independent Auditors .  .  .  .  .  .  .  .  .  .  .  .                       21
Net Asset Value.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .     22
Computation of Performance   .  .  .  .  .  .  .                              22
Purchases and Redemptions                                                     23
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                              23
Description of Shares  .  .  .  .  .  .  .  .  .                              24
Portfolio Brokerage Transactions .  .  .  .                                   27
Bond, Note and Commercial Paper Ratings                                       28
Additional Information. . . . . . . . . . . . . . .                           30
Financial Statements   .  .  .  .  .  .  .  .  .                              31

                                   INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

         The Fund seeks to achieve its investment objective by investing all of its assets in the BBH U.S. Money Market Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. For these purposes, the Portfolio adheres to the following operating policies (which may be changed without shareholder or investor approval):

o Interest Rate Risk Control. The average maturity of the Portfolio will be limited to 60 days. Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7") and CFTC Rule 1.25 guidelines currently limit the average maturity of a money market fund to 90 days.

o Liquidity. The Portfolio will maintain a minimum of 20% of its net assets in securities with a time to maturity of 7 days or less.

o Issuer Diversification. The Portfolio will not invest more than 3% of its net assets in one or more securities with a time to maturity longer than 7 days issued by a non-Government issuer. Rule 2a-7 and CFTC Rule 1.25 guidelines currently allow issuer concentrations of 5%.

o Credit Quality. The Portfolio will maintain a minimum of 50% of its net assets in securities rated A1+ by Standard & Poor's, and invest the balance of its assets in securities rated A1. Government securities, repurchase agreements and securities maturing in 7 days or less will be considered A1+ for these purposes.

         There can be no assurance that the Fund's investment objective or that of the Portfolio will be achieved.

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund and the Portfolio. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Shareholder composition at the level of the Portfolio's various Spoke funds may fluctuate between individual investors and institutional investors and their underlying interest holders (e.g., futures commission merchants), and one or more investors could at any given time hold a significant percentage of a Spoke fund's outstanding shares. A large scale redemption by such an investor could cause the Portfolio to sell certain assets at an inopportune time.

Loans of Portfolio Securities

     Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities of the Portfolio are not loaned to Brown Brothers Harriman or to any affiliate of the Trust, the Portfolio or Brown Brothers Harriman

U.S. Government Securities

     Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Bank Obligations

     Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit and fixed time deposits of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

     Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Borrowing

     The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a fund of any increase or decrease in the value of its investments (which would have a corresponding effect on the fund's share value). Money borrowed is also subject to interest costs.

Repurchase Agreements

     A repurchase agreement is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are eligible securities for the Portfolio to purchase. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman & Co, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund's net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. Other Obligations

     Assets of the Portfolio may be invested in bonds and asset-backed securities, with maturities not exceeding thirteen months, issued by U.S. corporations which at the date of investment are rated within the highest short-term rating category for such obligations or the two highest long-term rating categories by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

     Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American Development Bank or the Asian Development Bank.


INVESTMENT RESTRICTIONS

     The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information"). Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

     Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Trust, with respect to the Fund, may:

     (1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

     (2) enter into reverse repurchase agreements which, including any borrowings under investment restriction no. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

     (3) borrow money, except as permitted by the 1940 Act and rules thereunder;

     (4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

     (5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

     (6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

     (7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

     (8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

     (9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     (10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days, if more than 10% of its total assets would be invested in such deposits;

     (11) act as an underwriter of securities; or

     (12) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

     Except with respect to Investment Restriction No. 2, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

     Non-Fundamental Restrictions. The Portfolio and the Trust, on behalf of the Fund, may not as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase more than 10% of all outstanding debt obligations of any one issuer (other than securities issued by the U.S. government, its agencies instrumentalities); (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; (iii) invest more than 10% of its net assets (taken at the greater of cost or market value) in illiquid securities; (iv) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that each may invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act; or (v) mortgage, pledge or hypothecate any assets except in connection with one or more borrowings described in Investment Restriction No. 3 and in amounts not to exceed 33 1/3% of the value of its total assets at the time of such borrowing. In addition, neither the Portfolio nor the Trust on behalf of the Fund, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. It is intended that any borrowing by the Portfolio or the Trust, with respect to the Fund, will be to facilitate the orderly sale of portfolio securities and/or to meet redemption requests, and will not be for investment purposes. These policies are not fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Trust's Trustees, in addition to supervising the actions of the Trust's Administrator and Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio.

     Because of the services rendered to the Portfolio by the Investment Adviser and to the Trust and the Portfolio by their respective Administrators, the Trust and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio.

     The Trustees and executive officers of the Trust and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

TRUSTEES OF THE TRUST AND THE PORTFOLIO

     J. V. SHIELDS, JR.* (5) (aged 63) - Chairman of the Board and Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios(1) (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Association. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

     EUGENE P. BEARD(4) (aged 66) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

     DAVID P. FELDMAN(4)(5) (aged 61) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Vice President and Investment Manager of AT&T Investment Management Corporation (prior to October
1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

     ALAN G. LOWY(4) (aged 62) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Private Investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

     ARTHUR D. MILTENBERGER(4) (aged 62) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired, Executive Vice President and Chief Financial Officer of Richard K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since 1996) (2). His business address is 195 Darlington Rector Road, Ligonier, PA 15658.

     RICHARD L. CARPENTER(4) (5) (aged 68) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December 1997). His business address is 10820 North La Quinta Drive, Tucson, AZ 85737.

     CLIFFORD A. CLARK(4) (aged 71) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     J. ANGUS IVORY(4) (aged 69) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October 1999); Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Trustee of Islamic Global Equity Fund (since November 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999). His businesss address is Greenway Farm, Tockenham, Windon, Wiltshire, SN4 7PP England


OFFICERS OF THE TRUST AND THE PORTFOLIO

     TIMOTHY J. CONNELLY (age 43) - President (since August 2002); President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Partner (since January 2001) and Managing Director (since October 1996) of Brown Brothers Harriman & Co. ("BBH & Co.").

     MICHAEL D. MARTINS (age 36) - Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer (since August 2002); Vice
President,  Treasurer,  Principal  Accounting  Officer and  Principal  Financial
Officer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President (since April 2002) and Assistant Vice President (since December 1996) of BBH & Co.

     GAIL C. JONES (age 49) - Secretary (since August 2002); Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Corporate Counsel (since January 1997) and Vice President (since January 1999) of Federated Services Company.

     PETER J. GERMAIN (age 43) - Vice President (since August 2002); Vice President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Senior Vice President, Federated Services Company (since November 1997).

     JUDITH J. MACKIN (age 42) - Vice President (since August 2002); Vice President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President, Federated Services Company (since November 1997).

     VICTOR SICLARI (age 41) - Assistant Secretary (since August 2002); Assistant Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President (since March 1996) and Senior Corporate Counsel (since July 1998) of Federated Investors, Inc.

     NANCY D. OSBORN (age 36) - Assistant Secretary (since August 2002); Assistant Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Associate, BBH & Co. (since April 1996).

     JOHN C. SMITH, II (age 37) - Assistant Treasurer (since August 2002); Assistant Treasurer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Assistant Vice President (since September 2001), Associate (September 2000 - August 2001) and Senior Analyst (June 1999 - August 2000) of BBH & Co.; Manager, Fund Administration, State Street Bank and Trust Company (June 1997 - May 1999).

     GREGORY LOMAKIN (age 37) - Assistant Treasurer (since August 2002); Assistant Treasurer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Assistant Vice President (since September 2001) and Associate (May 1998 - August
2001) of BBH & Co.; Senior Analyst,  Keystone  Financial Group (May 1992 - April
1998).

     The address of Messrs. Connelly, Martins, Smith and Lomakin and Ms. Osborn is 59 Wall Street, New York, NY 10005. The address of Messrs. Germain and Siclari, and Mss. Mackin and Jones, is c/o Federated Services Company, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

-------------------------

     * Mr. Shields is an "interested person" of the Trust and the Portfolio because of his affiliation with a registered broker-dealer. Except for Mr. Shields, no Trustee is an "interested person" of the Trust or the Portfolio as that term is defined in the 1940 Act.

(1)  The BBH Portfolios  consist of the following active  investment  companies:
     BBH U.S. Money Market Portfolio, BBH International Equity Portfolio, BBH U.S. Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio and the following inactive investment companies: BBH U.S. Balanced Growth Portfolio and BBH U.S. Intermediate Tax-Exempt Bond Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

(4) These Trustees are members of the Audit Committee of the Trust, BBH Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Audit Committees held four meetings during the last fiscal year.

(5)  These  Trustees are members of the Valuation  Committees of the Trust,  BBH
     Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Valuation Committees held two meetings during the last fiscal year.


Trustees of the Trust and the Portfolio

         The Trustees of the Trust and the Portfolio receive a base annual fee of $15,000 (except the Chairmen who receive a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of BBH Fund, Inc. and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Trust and BBH Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.


                                          Director/Trustee Compensation For Fiscal Year Ended 10/31/01



                                              Pension or                                  Total
                          Aggregate           Retirement                                  Compensation
                          Compensation        Benefits Accrued     Estimated Annual       from Fund and
Name of Person,           from the Fund       as Part of           Benefits upon          Complex* Paid
Position                  and the Portfolio   Fund Expenses        Retirement             Trustee

Joseph V. Shields, Jr.,   $14,681             None                    None                 $38,500
Trustee

Eugene P. Beard,          $11,511             None                    None                 $35,500
Trustee

Richard L. Carpenter,     $11,511             None                    None                 $35,500
Trustee

Clifford A. Clark,        $11,511             None                    None                 $35,500
Trustee

David P. Feldman,         $11,511             None                    None                 $35,500
Trustee

J. Angus Ivory,           $11,511             None                    None                 $35,500
Trustee

Alan G. Lowy,             $11,511             None                    None                 $35,500
Trustee

Arthur D. Miltenberger,   $11,511             None                    None                 $35,500
Trustee


* The Fund Complex consists of the Trust, BBH Fund, Inc. (which currently consists of eight series) and the eight Portfolios.


     By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Fund, and by Brown Brothers Harriman Trust Company under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Trust nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Trust or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

     As of September 30, 2001, the Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the outstanding shares of the Trust and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except QBE Reinsurance owned 120,387,000 (7.51%) shares of the Fund. Partners of Brown Brothers Harriman and their immediate families owned 56,711,570 (3.59%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 516,170,411 (39.63%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

INVESTMENT ADVISER

     Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Portfolio is dated December 15, 1993, as amended and restated July 1, 2000, and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940
Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Portfolio (see "Additional Information").

     With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.10% of the Portfolio's average daily net assets. Prior to July 1, 2000, the investment advisory fee paid to the Investment Adviser was calculated daily and paid monthly at an annual rate equal to 0.15% of the Portfolio's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Portfolio incurred $1,833,120, $1,974,749 and $1,593,123, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated November 9, 2001, the Trust and each series thereof may use "BBH" in name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all references to BBH.

     Pursuant to license agreements between Brown Brothers Harriman and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman, only if Brown Brothers Harriman does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

     Pursuant to a license agreement between the Portfolio and Brown Brothers Harriman dated May 9, 2000, the Portfolio may continue to use in its name BBH. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Portfolio upon the expiration or earlier termination of any investment advisory agreement between the Portfolio and Brown Brothers Harriman Termination of the agreement would require the Portfolio to change its name to eliminate all reference to BBH.

ADMINISTRATORS

     Brown Brothers Harriman acts as Administrator of the Trust and Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman

     In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Transfer and Dividend Disbursing Agent;
(iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

     Brown Brothers Harriman Trust Company, LLC in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

     For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company, LLC as Administrator of the Portfolio, Brown Brothers Harriman Trust Company, LLC receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Portfolio incurred $642,049, $460,775 and $371,729, respectively, for administrative services.

     The Administration Agreements between the Trust and Brown Brothers Harriman (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company, LLC (dated March 1, 1999) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Trust's Administration Agreement and the Portfolio's Administration Agreement on November 9, 2000. Each agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the Trust or the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Trust or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be. The Trust's Administration Agreement is terminable by the Trustees of the Trust or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Trust or the Portfolio, as the case may be.

     For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman, as Administrator of the Trust, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.095% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999 the Fund incurred $1,386,048, $980,250 and
$795,988, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Fund and the Portfolio as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Subadministrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund and the Portfolio, participating in the preparation of documents required for compliance by the Fund and the Portfolio with applicable laws and regulations, preparing certain documents in connection with meetings of Directors/Trustees and shareholders of the Fund and the Portfolio, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above (see "Administrator"). For performing such subadministrative services, each Subadministrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund and the Portfolio, respectively.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Distributor's Contract dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on sixty (60) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund and the Portfolio.

     As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the net asset value and net income per share of the Fund.

     As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and Portfolio.

NET ASSET VALUE

     The net asset value of each of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Fund's investment in the Portfolio is normally determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

     The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold.

     Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Fund's shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

     Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

COMPUTATION OF PERFORMANCE

     The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 2001 was 3.67%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 2001 was 3.77%

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     Redemptions   from  the  Fund  are  processed  once  a  completed   account
application with a certified taxpayer identification number has been received.

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.


FEDERAL TAXES

     Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held by the Portfolio for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

     Other Taxes. The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

         Stock certificates are not issued by the Trust.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.


     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.
Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO BROKERAGE TRANSACTIONS

     Brown Brothers Harriman, as Investment Adviser for the Portfolio, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

     Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

     Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Portfolio are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Portfolio regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.


BOND, NOTE AND COMMERCIAL PAPER RATINGS

     There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         Bond Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa - Bonds rated Aaa are judged to be of the "best quality". Issues rated Aaa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category.

Standard & Poor's Corporation ("S&P")

         AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

         Note and Variable Rate Investment Ratings

         Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

         S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

         Corporate Commercial Paper Ratings

         Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

     S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

         Other Considerations

     Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman

     The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

     A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.


59WS018V